UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 10, 2019

KOHL’S CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	001-11084	39-1630919
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
N56 W17000 Ridgewood Drive Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (262) 703-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.   Regulation FD Disclosure.

On January 10, 2019, Kohl's Corporation issued a press release providing November/December combined comparable sales results and updated fiscal 2018 earnings guidance. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

As noted in the press release, the Company will be taking actions in the fourth quarter as part of its Operational Excellence initiatives.  These actions consist of the following:

•The Company has decided to close four lower performing Kohl’s stores in 2019. For a variety of reasons, including real estate and other operational costs, the Company will be closing its Rego Park, NY, Valley Stream, NY, Lenexa, KS and Houma, LA locations.  Also in 2019, the Company plans to open four smaller format stores, keeping the Company’s overall store count at 1,158. The Company plans to share details on the locations and timing of these openings in the near future.

•The Company has decided to consolidate its Customer Service and Operations Center (CSOC) locations from three locations to two, closing the Dallas, TX location in early March and expanding the San Antonio, TX and Milwaukee, WI CSOC locations.

•The Company will be offering a voluntary retirement program to hourly associates age 55+ with at least 15 full years of service with the Company.

•The Company will also impair certain intangible assets prior to closing its fiscal 2018.

While these actions will result in non-recurring charges, at this time the Company is not able to quantify the charges that it will take in the fourth quarter and in future periods resulting from these actions.  The Company expects the amount of these charges will be finalized prior to the release of its earnings in March.

The information in this Item 7.01, including the exhibit attached hereto, is furnished solely pursuant to Item 7.01 of Form 8-K. Consequently, such information is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Further, the information in this Item 7.01, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

Cautionary Statement Regarding Forward-Looking Information

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including 2018 earnings guidance and information regarding its Operational Excellence initiatives. Kohl’s intends forward-looking terminology such as "believes," "expects," "may," "will," "should," "anticipates," "plans," or similar expressions to identify forward-looking statements. Such statements are subject to certain risks and uncertainties, which could cause Kohl’s actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks described more fully in Item 1A in Kohl's Annual Report on Form 10-K, which are expressly incorporated herein by reference, and other factors as may periodically be described in Kohl's filings with the SEC.  Forward-looking statements relate to the date initially made, and we undertake no obligation to update them.

Item 9.01.   Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2019	KOHL'S CORPORATION

	By:	/s/ Jason J. Kelroy
Jason J. Kelroy
Executive Vice President,
General Counsel and Secretary